Investor Presentation January 2014 Engineering New Antibiotics and Probiotics Through Synthetic Biology Exhibit 99.1

ORAGENICS

Engineering New Antibiotics and Probiotics Through Synthetic Biology

1
Certain statements made in this presentation include forward-looking actions that
Oragenics, Inc. (“Oragenics,” or the “Company”) anticipates based on certain assumptions. These statements are indicated by words such as “expect,”
“anticipate,” “should” and similar words indicating uncertainty in facts, figures and outcomes.  Such statements are made pursuant to the Safe Harbor Provisions of the
Private Securities Litigation Reform Act of 1995. While Oragenics believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the Company are detailed in the Company’s various reports filed by the Company with the Securities and Exchange Commission.
Safe Harbor Statement

At A Glance - Oragenics
•
Expertise in bacteria – especially related to the oral cavity
•
Lantibiotics – Capable of killing bacteria, including
antibiotic-resistant strains
•
Next Generation Probiotics –
Designed to be
therapeutically useful
•
ProBiora3
® -
OTC probiotic used to improve overall oral
health

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

3 At A Glance - Oragenics NYSE MKT: OGEN (market cap ~$83M) Founded in 1999 Based in Tampa, FL Experienced management team

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Overview
Leverage expertise in lantibiotics and probiotics with
Intrexon’s leading synthetic biology platform via two
exclusive channel collaborations (ECCs) to develop novel
biotherapeutics:
1.
Lantibiotics:
1. Next Generation Probiotics: bacteria-based biotherapeutics for oral cavity, throat, sinus, and esophagus diseases
Market proprietary OTC oral care probiotics (ProBiora3
®
)
novel class of peptide antibacterial compounds
produced by  specific strains of bacteria

Investor Presentation January 2014 Engineering New Antibiotics and Probiotics Through Synthetic Biology Lantibiotics and the Need for New Antibiotics

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

ANTIBIOTIC RESISTANCE THREATS
in the United States, 2013
CDC

Serious Need for New Antibiotics
Sept. 2013 CDC report highlighted
serious threats of antibiotic-resistant
infections and need for new
antibiotics:
“Antibiotic Resistance Threats in the United States, 2013” U.S. Department of Health and Human Services Centers for
Disease Control and Prevention
>2 million infections and ~23,000 deaths
each year in U.S. caused by resistant
microbes
>$20 billion in direct healthcare spending
from resistance infections
>$35 billion in additional costs due to lost
productivity

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

% Incidence
60
50
40
30
20
10
0
1980
1985
1990
1995
2000
MRSA
VRE
FQRP

Approvals
16
14
12
10
8
6
4
2
0
1983-1987
1988-1992
1993-1997
1998-2002
2003-2007
2008-2012

7 Trends Support CDC Concerns Resistance Increases While Approvals Decrease Total Approved Bacterials - US Resistant Bacterial Strains Spread Rapidly

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Lantibiotics
A Promising Solution to the Growing Health
Crisis of Antibacterial Resistance
Novel class of peptide antibacterial compounds:
•
Naturally-produced by variety of bacterial strains to attack competing gram-positive bacterial strains
•
>50 known lantibiotics and a very large number of potential analogs
•
Pipeline of new compounds to target resistant infections
•
Development as commercially-viable products previously limited by technological hurdles

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Lantibiotics
A Promising Solution to the Growing Health
Crisis of Antibacterial Resistance
•
•
Achieved significant increase in production titer yield
Developing robust purification methods compared to
traditional approaches
Completed POC that genetically modified bacteria can produce
MU1140 and analogs
Well-positioned to bring lantibiotics to market:
Intrexon collaboration expected to enable production of
lantibiotics at commercial scale
Progress to date through Intrexon/Oragenics ECC

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

H2N
Phe 1
Lys 2
Ala 3
Trp 4
Dha 5
Leu 6
Ala 7
A
S
Abu 8
Pro 9
Gly 10
B
S
Ala 11
Ala 12
Arg 13
Dhb 14
Gly 15
Ala 16
Phe 17
Asn 18
Ala 19
Tyr 20
Ala 21
C
S
D
S
CH
CH
NH

Lead Lantibiotic Compound MU1140
Initial focus on MU1140, a lantibiotic shown to be effective against:
•
Excellent therapeutic index
•
Minimal cytotoxicity in vitro using mouse and human cell lines; minimal immunogenicity
•
Maximum tolerated dose in mice and rats >50 mg/Kg
•
In vivo efficacy observed in a pilot rat peritonitis model using S. aureus (60xLD50)
•
Apparent synergy with aminoglycosides
Preliminary preclinical data suggests:
•
Methicillin-resistant Staphylococcus aureus (MRSA)
•
Vancomycin-resistant Enterococcus (VRE)
•
Clostridium difficile (C. diff)
•
Resistant Tuberculosis and others

Engineering New Antibiotics and Probiotics Through Synthetic Biology

11 ECC with Intrexon Platform for Engineering Bacterial Systems Through Synthetic Biology Inventoried DNA Modules Genetically Modified Bacterial Cell

Engineering New Antibiotics and Probiotics Through Synthetic Biology

ECC with Intrexon
Development of lantibiotics for treatment of
infectious diseases in humans and animals
Application of engineering principles to the design of
living organisms and their constituent parts (DNA,
proteins, and cells)
Intrexon’s toolset of modular molecular and cellular
systems expected to enable the engineering of specific
functionality into cells to allow industrial scale production of lantibiotics

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

ORAGENICS + INTREXON

ECC with Intrexon
Lantibiotics – For Resistant Bacterial Infections
Bacteria
Cell
Extract genes
responsible for
lantibiotic
production
from native
bacteria…
…insert
genes into
modified
bacteria to
maximize
lantibiotic
production…
…and produce MU1140
and pipeline lantibiotics
via fermentation at
commercial scale.
Lantibiotics
(50+ known)

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Matrix of early experiments initiated to screen MU1140 (and several analogs/homologs) for determining primary efficacy (e.g. MICs, MTD, primary efficacy in animals, protein binding, etc.)
Fermentation optimization/scale-up purification in progress
IND filing expected by 2H 2015*
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Animal studies
Animal studies
Pre-IND FDA
meeting
IND*
Plan for MU1140
First of 50+ Known Lantibiotics and Analogs
* Current estimate may change depending on FDA pre-IND meeting results

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Rising Market Demand for Novel
Antibiotic Platforms
$
Market cap:
approx. $83M
Deal size:
approx. $775M total
approx. $10M upfront
Cubist
Market cap:
approx. $4.2B
Validated Technology
Leads to Deals
Commercial
Oragenics
Cubist
Preclinical
Rib-X and Sanofi Cubist/Trius/Optimer
Acquisitions
Deal size:
approx. $818M Trius
approx. $808M Optimer
Cubist Acquisitions
(7/31/13)
Approved/Late Stage
Significant valuations for “Single Antibiotic Product” companies –
Oragenics has potential to generate a pipeline of lantibiotics

Investor Presentation January 2014 Engineering New Antibiotics and Probiotics Through Synthetic Biology Next Generation Probiotics For Therapeutic Use

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Next Generation Probiotics
Potential to Revolutionize Probiotics for Oral
Diseases
Developing novel probiotics focusing on treatment of patients with oral cavity, throat, sinus, and esophageal diseases through ECC with
Intrexon
Expect to genetically manipulate bacteria similar to lantibiotics program
•
Beneficial bacteria naturally part of the human oral cavity microbiome
Genetically-engineered bacterial strains designed to deliver and release therapeutics locally at disease site to target pain
management, reduce inflammation, and improve patient outcomes
Initial indications:
•
Behçet’s disease
•
Recurrent aphthous stomatitis (aka canker sores)

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Behçet’s disease
Chronic relapsing multi-systemic inflammatory disorder
Characterized by four major symptoms (oral aphthous ulcers,
genital ulcers, skin lesions, and ocular lesions)
Patients often in constant pain and have difficulty eating
~20,000 patients in the U.S.; similar for Europe

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Fig. 1. Minor recurrent aphthous stomatitis ulcer.

Fig. 2. Major recurrent aphthous stomatitis ulcer.

Fig. 3. Herpetiform recurrent aphthous stomatitis ulcers.

Recurrent Apthous Stomatitis
(aka canker sores)
Painful ulcers; most common oral mucosal disease known
No effective treatments
~200,000 patients in the U.S.
Characterized by multiple, recurrent, small, round, or ovoid ulcers
Usually presents first in childhood or adolescence

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

ORAGENICS + INTREXON

Oragenics/Intrexon Solution
GM Probiotics For Oral Health
…insert genes
responsible for
production of
therapeutics
agent(s)…
…deliver new
therapeutic bacteria
into oral cavity to
produce therapeutic
benefits and supplement
natural oral microbiome.
Choose the
appropriate
bacterial strain
to engineer…
Bacteria
Cell

30
100% NATURAL
EvoraPro
THE FIRST PROBIOTICS FOR ORAL CARE
Supports Gum and Tooth Health

100% NATURAL
30 DAY SUPPLY (30 Servings)
EvoraPet
PROBIOTIC ORAL CARE
FOR CATS & DOGS
JUST SPRINKLE ON FOOD
NATURALLY FRESHENS BREATH
NATURALLY CLEANER / WHITER TEETH
ODORLESS & FLAVORLESS

Investor Presentation January 2014 Engineering New Antibiotics and Probiotics Through Synthetic Biology ProBiora3 ® - Only OTC Probiotic Product Specifically Designed for Oral Health

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Blend of 3 naturally occurring, non-pathogenic bacteria –
S.oralis,
S.uberis,
and S.rattus – available without prescription and taken daily
“Good” probiotic bacteria compete for binding sites and nutrients with
“harmful” bacteria
Release hydrogen peroxide to reduce population of pathogens in mouth
Poor oral health linked to serious health problems, including heart disease and diabetes
Total consumer oral care market expected to reach $10.9 billion by
2014
1
Also marketed for companion animals
ProBiora3 ® - OTC Product
First and Only Patented Probiotic Technology for
Oral Care
1
‘The US Market for Oral Care Products (2009)’, published by Packaged Facts

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Experienced Management Team
John N. Bonfiglio, Ph.D., President, CEO & Director
Mike Sullivan, CFO
Dr. Martin Handfield, VP of Research & Development
Former Tenured Associate Professor, College of Dentistry at The University of Florida
Over 14 years experience with Oragenics
Expert in biomarkers and research surrounding antimicrobials
Over 40 publications and 6 patents
Prior Senior-level financial positions for both publicly and privately held businesses
Significant experience in product licensing and IP issues
Strong background in both domestic and international retail operations
Florida Certified Public Accountant, ex Big 4. MBA from The Florida State University
30 years of management and pharmaceutical experience
Prior CEO Argos Therapeutics, CEO Immune Response, CEO Peregrine Pharmaceuticals, COO Cypress Bio
Senior Management positions at Allergan Pharmaceuticals and Baxter Healthcare
MS and PhD in Chemistry, University of California, MBA Pepperdine University

ORAGENICS

Engineering New Antibiotics and Probiotics Through Synthetic Biology

Significant Accomplishments in
2013
Novel Antibiotics (Lantibiotics)
Significantly increased yield of MU1140
Identified two new potentially viable purification methods for commercially producing MU1140
Obtained proof of concept for genetically modified bacteria capable of higher yields of MU1140 and potentially analogs
Next Generation Probiotics
Established ECC with Intrexon – announced October 1, 2013
Completed initial research program; commenced activity in 2014
Finance
Raised $3.9M in PIPE with Intrexon to support new ECC
Raised $11M in shelf-takedown
Relisted on NYSE:MKT

ORAGENICS
Engineering New Antibiotics and Probiotics Through Synthetic Biology

Upcoming Potential Milestones
Novel Antibiotics (Lantibiotics)
Production of new lantibiotic analogs using genetically modified bacteria –
1H 2014
Animal study results for MU1140/analog – 1H 2014
Pre-IND meeting with FDA - 2H 2014
Next Generation Probiotics (Preliminary Timelines)
Generation of next bacterial prototypes – 2H 2014
GM probiotics producing cytokine therapeutics – Mid 2015
Proof-of-concept of GM probiotic for therapeutic purposes in animals – 2H
2015